Nasdaq: SVFD
FSE: 80W



Redefine Freshness

Eco crop protection that cuts waste and prolongs freshness

Corporate presentation – March 2022

Forward-Looking Statements

This Company presentation contains forward-looking statements. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expression or variations of such words are intended to identify forward-looking statements. For example, the Company is using forward-looking statements when it discusses the potential of its products, its strategy, market potential for its products and future growth. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others, risks associated with the Company’s need to raise additional capital to execute on its business plan, limited operating history and expectation to incur losses for the foreseeable future, to adequately protect the technology, dependence on several key executives and on its consultants, ability to identify, negotiate and successfully implement strategic partnering relationships, ability to obtain required regulatory approvals, competition with companies, some of which have greater resources and experience in developing software, and the limited public trading market for the Company’s common stock which may never develop into an active market.

For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the SEC, including, but not limited to, the risks detailed in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no interference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.

SAVE FOODS

SAVE FOODS FIGHTS FOOD WASTE

Key Stats

- Market Cap*: $12 M
- Shares Outstanding**: 2,819,036
- Float**: 2,016,645
- Last Funds Raised: $12 M (IPO on May 2021 - shares only – no warrants)
- Debt: None

*As of February 22, 2022

**As of December 31, 2021



SAVE FOODS

46% Of Fruits & Vegetables Are Never Eaten







Industry standard



KEY INSIGHTS

644m tons
of fresh produce is
lost each year

8 % of greenhouse
emissions are
caused by food loss

SUSTAINABLE DEVELOPMENT GOALS

The UN aims to cut food
waste in half by 2030

SAVE FOODS

Save Foods Already Protects Millions Of Fruits & Vegetables From Going To Waste


Industry standard
With Save Foods!

Fresher Avocado X3

days of Lime shelf life +5

Fresher Mango X2

Fresher Raspberries X3

Save Foods reduces food waste by 50% on average at the retailer level

SAVE FOODS

FIGHTING PATHOGENS IS KEY

Plant pathogens

25% of produce decay is due to plant pathogens, such as mold and fungi, which **costs the industry around $540 billion a year**

Human pathogens

Pathogens on produce, such as E. coli and salmonella, cause **48 million people to get sick** every year which **costs the industry $90 billion a year**





Pathogens are bacteria, viruses or microorganisms that cause disease

Current solutions – pesticides, a catch-22



To protect produce from decay and to extend shelf-life, growers and packers use chemical pesticides.

But these are not good for our health, or the environment and regulations are tightening to reduce their use.

The EU Commission's Field to Fork initiative was established to drive down chemical pesticide use and aims to shift farming to 25% organic by 2030.

The challenge for growers is how to retain freshness, prolong shelf life and improve food safety while reducing harmful chemicals.

Dramatic reduction of pesticides is required

SAVE FOODS

TO MEET THE CHALLENGE

We are using the power of fruit



A BLEND OF FOOD ACIDS

Food acids are recognized as safe (GRAS) by the FDA

NON-TOXIC & GREEN

- Environmentally friendly
- Worker friendly
- No toxic residues

SYNERGIES WITH PESTICIDES

Fully or partially replaces pesticides; reducing chemical residues while maintaining effectiveness

Bridging the gap between food waste and the use of pesticides

SAVE FOODS

The global market is embracing Save Foods

+500 M
units of fruits and vegetables treated

2
production sites

12
active markets

Regulatory approved for use in several leading countries

20+
ongoing trials with commercial partners

100%
conversion from pilots to sales



SOME OF OUR PARTNERS:

KEY EVENTS:

* Trademarks are the property of their respective owners



CUSTOMER CASE STUDY

SiCar Farms **Mexican grower & packer**

5 DAYS EXTRA SHELF LIFE

translates into an extra
$126/ton for the retailers

IMMEDIATE VALUE & BENEFITS

"After running a trial with Save Foods, we received very good feedback from a leading US food retailer. They subsequently **increased their next order by 25%!**

As a result, we are adding Save Foods' treatment to the rest of our packing houses."

SiCar
Mexican grower & packing house

SAVE FOODS

The Industry's Fastest Growing Segment

$2.3B POST-HARVEST TREATMENT MARKET IN 2026


$2.50
$2.00
$1.50
$1.00
$0.50
$-
$B
6.5%
CAGR
2019
2026

Immediate market in selected countries



685M tons
World production of selected produce*

* Lettuce, bell pepper, mango, apples, pears, avocado, citrus fruit, papaya, tomato, banana

Sources:
https://www.marketsandmarkets.com/Market-Reports/post-harvest-treatment-market-256316169.html?gclid=Cj0KCQiAzZL-BRDnARIsAPCJs72pX5hoXNUu93PcAsWrclUeFP-qol-TBDH5A07BqatwTgPXCEISswkaAs1dEALw_wcB
https://www.industryarc.com/Research/Post-harvest-Treatment-Market-Research-504458#:~:text=Post%2DHarvest%20Treatment%20Market%20size,of%20different%20fruits%20and%20vegetables.
https://www.verifiedmarketresearch.com/product/post-harvest-treatment-market/

SAVE FOODS

The journey of a produce from field to fork


Pre-harvest
treatment before
picking
Post-harvest
treatment at
washing stage
Fogging
treatment at
storage stage
Home use
treatment
Harvest
Packing
Packing House
Distribution
Distribution center
Distribution
Store
Home

Journey lasts between 2 to 7 weeks

SAVE FOODS

Customers and Pilots



Nasdaq
2019
2020
2021
2022
2023

SAVE FOODS

Save Foods Growth Curve

Average sale price $3.5/ton



Tons
5,000,000
600,000
120,000
0.73% out of 685M tons
(World production for
selected countries & crops)
GROWTH
40X
Tons Treated
IPO MAY 2021
Current
2022
2023



SAVE FOODS


Additional Growth Catalysts
2022
2023
Collaboration with Food Retailers
Currently 3
Additional 5
ORGANIC Market
Achieve OMRI Certification
BERRIES Market
Game changing application
CANNABIS Market
Losing $3B due to contamination
First application in US
Reducing cannabis losses
New Leading Market
China & India
SAVE FOODS
© 2022 All rights reserved

FRUIT AND VEGETABLES ARE JUST THE BEGINNING

Our vision is a world where all food is safe and fresh, and no one goes hungry.

In the future, Save Foods' technology might also be applied on fish, meat, poultry & eggs.

Application from growers to consumers.



We are Redefining Freshness

SAVE FOODS

Strong Intellectual Property
Three Layers of Protection

1. Growing Patent Portfolio

- 7 issued 2 allowed patents
- 5 patents pending
- 7 patent families

2. Trade Secrets & Knowhow:

Collection of proprietary techniques and methodologies in treatment and manufacturing extends our competitive advantage.

3. Unique marker:

Save Foods` treatments leave a natural marker making any unauthorized use detectable.

Country	Type	Status	Application/Patent Number	Priority Date
Europe	Patent	Allowed	11825901.9	September 14, 2010
Israel	Patent	Issued	225247	September 14, 2010
Israel	Patent	Allowed	254909	September 14, 2010
United States	Patent	Issued	10,212,956	September 14, 2010
United States	Patent	Pending	16/278,108	September 14, 2010
Israel	Patent	Issued	229724	May 30, 2011
Israel	Patent	Issued	227328	June 23, 2013
United States	Patent	Issued	9,487,350	June 23, 2013
United States	Patent	Pending	63/111,197	November 9, 2020
United States	Patent	Pending	63/111,220	November 9, 2020
International Application	Patent	Pending	PCT/IL2021/050229	March 1, 2020
International Application	Patent	Pending	PCT/IL2021/050770	June 23, 2020

SAVE FOODS

Highly experienced management team



David Palach

CEO



Dan Sztybel

CEO
Israeli
Subsidiary



Neta Matis, PhD

COO



Omri Kanterovich

CFO



Mia Serra

CMO



Art Dawson, PhD

US Business Manager

SAVE FOODS

WHY NOW

Huge potential for growth, Answers market demand

- Food waste and food safety are not passing fads, they are global problems that cost the industry trillions of dollars every year
- Huge potential for growth: the total accessible market size is over $2bn
- Easy to implement, cost efficient and cost saving products
- It's the right time: regulation for pesticides is tightening, alternatives are being sought right now
- The industry is endorsing us, industry leaders are quickly becoming commercial clients
- The product is easy and cheap to produce and profit margins are high

SAVE FOODS


THE LAST WISH WAS
TO BE EATEN
credit the Think Eat Save org
https://unric.org/da/pris-gives-til-the-last-wish-was-to-be-eaten-og-6000-spiser-festmiddag-af-spildt-mad/

Nasdaq: SVFD
FSE: 80W

Thank you

HELP US MAKE THE LAST WISH COME TRUE

SAVE FOODS
www.savefoods.co